EXHIBIT 99.1

Accrued Interest Date:                                 Collection Period Ending:
25-Mar-04                                                             31-Mar-04

Distribution Date:          BMW VEHICLE OWNER TRUST 2002-A             Period #
                            ------------------------------
26-Apr-04                                                                   23

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Balances
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                                                                                             Initial                   Period End
      Receivables                                                                     $1,401,763,032                 $458,586,599
      Reserve Account                                                                    $14,017,630                  $10,513,223
      Yield Supplement Overcollateralization                                              $6,397,885                   $2,256,251
      Class A-1 Notes                                                                   $311,000,000                           $0
      Class A-2 Notes                                                                   $358,426,000                           $0
      Class A-3 Notes                                                                   $446,779,000                 $177,170,201
      Class A-4 Notes                                                                   $251,253,000                 $251,253,000
      Class B Notes                                                                      $27,907,000                  $27,907,000

Current Collection Period
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      Beginning Receivables Outstanding                                                 $491,234,681
      Calculation of Total Distribution Amount
            Regular Principal Distributable Amount
                 Receipts of Scheduled Principal                                         $17,432,179
                 Receipts of Pre-Paid Principal                                          $14,613,426
                 Liquidation Proceeds                                                       $284,061
                 Principal Balance Allocable to Gross Charge-offs                           $318,415
            Total Receipts of Principal                                                  $32,648,082

            Interest Distribution Amount
                 Receipts of Interest                                                     $2,685,451
                 Servicer Advances                                                         ($128,173)
                 Reimbursement of Previous Servicer Advances                                      $0
                 Accrued Interest on Purchased Receivables                                        $0
                 Recoveries                                                                  $31,336
                 Net Investment Earnings                                                      $7,967
            Total Receipts of Interest                                                    $2,596,581

            Release from Reserve Account                                                          $0

      Total Distribution Amount                                                          $34,926,248

      Ending Receivables Outstanding                                                    $458,586,599

Servicer Advance Amounts
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      Beginning Period Unreimbursed Previous Servicer Advance                             $2,344,932
      Current Period Servicer Advance                                                      ($128,173)
      Current Reimbursement of Previous Servicer Advance                                          $0
      Ending Period Unreimbursed Previous Servicer Advances                               $2,216,758

Collection Account
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      Deposits to Collection Account                                                     $34,926,248
      Withdrawals from Collection Account
            Servicing Fees                                                                  $409,362
            Class A Noteholder Interest Distribution                                      $1,597,812
            First Priority Principal Distribution                                                 $0
            Class B Noteholder Interest Distribution                                        $112,791
            Regular Principal Distribution                                               $32,510,195
            Reserve Account Deposit                                                               $0
            Unpaid Trustee Fees                                                                   $0
            Excess Funds Released to Depositor                                              $296,088
      Total Distributions from Collection Account                                        $34,926,248


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Excess Funds Released to the Depositor
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            Release from Reserve Account                                     $0
            Release from Collection Account                            $296,088
      Total Excess Funds Released to the Depositor                     $296,088

Note Distribution Account
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      Amount Deposited from the Collection Account                  $34,220,797
      Amount Deposited from the Reserve Account                              $0
      Amount Paid to Noteholders                                    $34,220,797

Distributions
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      Monthly Principal Distributable Amount                    Current Payment      Ending Balance      Per $1,000        Factor
      Class A-1 Notes                                                        $0                  $0           $0.00         0.00%
      Class A-2 Notes                                                        $0                  $0           $0.00         0.00%
      Class A-3 Notes                                               $32,510,195        $177,170,201          $72.77        39.65%
      Class A-4 Notes                                                        $0        $251,253,000           $0.00       100.00%
      Class B Notes                                                          $0         $27,907,000           $0.00       100.00%

      Interest Distributable Amount                             Current Payment          Per $1,000
      Class A-1 Notes                                                        $0               $0.00
      Class A-2 Notes                                                        $0               $0.00
      Class A-3 Notes                                                  $663,988               $1.49
      Class A-4 Notes                                                  $933,824               $3.72
      Class B Notes                                                    $112,791               $4.04



Carryover Shortfalls
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                                                                       Prior
                                                                  Period Carryover     Current Payment      Per $1,000
      Class A-1 Interest Carryover Shortfall                                 $0                  $0              $0
      Class A-2 Interest Carryover Shortfall                                 $0                  $0              $0
      Class A-3 Interest Carryover Shortfall                                 $0                  $0              $0
      Class A-4 Interest Carryover Shortfall                                 $0                  $0              $0
      Class B Interest Carryover Shortfall                                   $0                  $0              $0


Receivables Data
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                                                               Beginning Period       Ending Period
      Number of Contracts                                                32,780              31,593
      Weighted Average Remaining Term                                     31.49               30.55
      Weighted Average Annual Percentage Rate                             6.35%               6.35%

      Delinquencies Aging Profile End of Period                   Dollar Amount          Percentage
            Current                                                $411,160,938              89.66%
            1-29 days                                               $38,948,396               8.49%
            30-59 days                                               $7,007,074               1.53%
            60-89 days                                                 $773,202               0.17%
            90-119 days                                                $122,727               0.03%
            120+ days                                                  $574,262               0.13%
            Total                                                  $458,586,599             100.00%
            Delinquent Receivables +30 days past due                 $8,477,265               1.85%


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      Write-offs
            Gross Principal Write-Offs for Current Period                                     $318,415
            Recoveries for Current Period                                                      $31,336
            Net Write-Offs for Current Period                                                 $287,079

            Cumulative Realized Losses                                                      $6,082,356


      Repossessions                                                                      Dollar Amount       Units
            Beginning Period Repossessed Receivables Balance                                  $612,178          31
            Ending Period Repossessed Receivables Balance                                     $770,394          40
            Principal Balance of 90+ Day Repossessed Vehicles                                 $168,544           8



Yield Supplement Overcollateralization
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      Beginning Period Required Amount                                                      $2,394,138
      Beginning Period Amount                                                               $2,394,138
      Ending Period Required Amount                                                         $2,256,251
      Current Period Release                                                                  $137,887
      Ending Period Amount                                                                  $2,256,251
      Next Distribution Date Required Amount                                                $2,122,423

Reserve Account
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      Beginning Period Required Amount                                                     $10,513,223
      Beginning Period Amount                                                              $10,513,223
      Net Investment Earnings                                                                   $7,967
      Current Period Deposit                                                                        $0
      Current Period Release to Collection Account                                                  $0
      Current Period Release to Depositor                                                           $0
      Ending Period Required Amount                                                        $10,513,223
      Ending Period Amount                                                                 $10,513,223


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